Exhibit 99.1
                                                                    ------------

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 01/31/02
Distribution Date: 02/25/02
-----------------------------------------------------------------------------------------------------------------------------------
Balances
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Initial         Period End
    Securitization Value                                                     $1,547,538,089       $907,417,156
    Reserve Account                                                             $81,245,750       $104,458,821
    Class A-1 Notes                                                            $180,000,000                 $0
    Class A-2 Notes                                                            $600,000,000       $139,879,067
    Class A-3 Notes                                                            $300,000,000       $300,000,000
    Class A-4 Notes                                                            $389,660,000       $389,660,000
    Subordinated Note                                                           $30,951,089        $30,951,089
    Class B Certificates                                                        $46,927,000        $46,927,000

Current Collection Period
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Securitization Value                                             $951,238,751
        Principal Reduction Amount                                              $43,821,595
    Ending Securitization Value                                                $907,417,156

    Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
           Receipts of Monthly Payments                                         $23,569,460
           Sale Proceeds                                                         $8,762,191
           Termination Proceeds                                                 $23,081,942
           Recovery Proceeds                                                       $678,467
        Total Collections                                                       $56,092,061

        Servicer Advances                                                       $11,059,382
        Reimbursement of Previous Servicer Advances                            ($10,766,210)

    Required 2000-A SUBI Collection Account Amount                              $56,385,233

Servicer Advance Amounts
-----------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance                     $19,284,915
    Current Period Monthly Payment Advance                                       $1,402,909
    Current Period Sales Proceeds Advance                                        $9,656,473
    Current Reimbursement of Previous Servicer Advance                         ($10,766,210)
    Ending Period Unreimbursed Previous Servicer Advances                       $19,578,087

Collection Account
-----------------------------------------------------------------------------------------------------------------------------------

    Deposits to 2000-A SUBI Collection Account                                  $56,385,233
    Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                             $792,699
        Note Distribution Account Deposit                                        $4,843,868
        Reserve Fund Deposit - Subordinated Noteholder Interest                    $180,548
        Certificate Distribution Account Deposit                                   $273,741
        Monthly Principal Distributable Amount                                  $43,821,595
        Reserve Fund Deposit - Excess Collections                                $6,472,782
        Payments to Transferor                                                           $0
    Total Distributions from 2000-A SUBI Collection Account                     $56,385,233

Note Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                                $48,665,463
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Noteholders                                                  $48,665,463

Certificate Distribution Account
-----------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                                   $273,741
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Certificateholders                                              $273,741

                                                                     Page 1 of 2

BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 01/31/02
Distribution Date: 02/25/02
---------------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------------

    Monthly Principal Distributable Amount                           Current Payment     Ending Balance  Per $1,000       Factor
    Class A-1 Notes                                                               $0                 $0       $0.00        0.00%
    Class A-2 Notes                                                      $43,821,595       $139,879,067      $73.04       23.31%
    Class A-3 Notes                                                               $0       $300,000,000       $0.00      100.00%
    Class A-4 Notes                                                               $0       $389,660,000       $0.00      100.00%
    Subordinated Note                                                             $0        $30,951,089       $0.00      100.00%
    Class B Certificates                                                          $0        $46,927,000       $0.00      100.00%

    Interest Distributable Amount                                    Current Payment         Per $1,000
    Class A-1 Notes                                                               $0              $0.00
    Class A-2 Notes                                                       $1,018,008              $1.70
    Class A-3 Notes                                                       $1,660,000              $5.53
    Class A-4 Notes                                                       $2,165,860              $5.56
    Subordinated Note                                                       $180,548              $5.83
    Class B Certificates                                                    $273,741              $5.83

Carryover Shortfalls
---------------------------------------------------------------------------------------------------------------------------------

                                                              Prior Period Carryover    Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                        $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                        $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                        $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                        $0                 $0          $0
    Subordinated Note Interest Carryover Shortfall                                $0                 $0          $0
    Certificate Interest Carryover Shortfall                                      $0                 $0          $0

Reserve Account
---------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                    $104,458,821
    Beginning Period Amount                                             $104,458,821
    Net Investment Earnings                                                 $161,837
    Current Period Deposit                                                $6,653,330
    Reserve Fund Draw Amount                                                      $0
    Release of Excess Funds                                               $6,815,167
    Ending Period Required Amount                                       $104,458,821
    Ending Period Amount                                                $104,458,821

Residual Value Losses
---------------------------------------------------------------------------------------------------------------------------------

                                                                      Current Period         Cumulative
    Net Sale Proceeds                                                    $26,355,447       $294,647,203
    Residual Values                                                      $28,017,761       $309,438,655
    Residual Value Losses                                                 $1,662,313        $14,791,451

Receivables Data
---------------------------------------------------------------------------------------------------------------------------------

    Beginning of Period Lease Balance                                 $1,046,866,473
    End of Period Lease Balance                                         $999,398,403

    Delinquencies Aging Profile - End of Period Lease Balance          Dollar Amount         Percentage
        Current                                                         $914,947,207             91.55%
        1-29 days                                                        $72,075,700              7.21%
        30-59 days                                                        $9,609,046              0.96%
        60-89 days                                                        $1,675,994              0.17%
        90-119 days                                                         $469,295              0.05%
        120+ days                                                           $621,162              0.06%
        Total                                                           $999,398,403            100.00%
        Delinquent Receivables +30 days past due                         $12,375,496              1.24%

    Credit Losses                                                     Current Period         Cumulative
        Liquidated Lease Balance                                            $768,352         $9,071,491
        Liquidation Proceeds                                                $536,778         $6,536,277
        Recovery Proceeds                                                    $36,558           $102,802
        Net Credit Losses                                                   $195,015         $2,432,413

Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.

                                                                     Page 2 of 2